SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report:  April 12, 1999
(Date of earliest event reported)

Commission File No. 333-56081



                       Chase Mortgage Finance Corporation
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        Delaware                                            52-1495132
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(State of Incorporation)                                 (I.R.S. Employer
Identification No.)



343 Thornall Street
Edison, New Jersey                                                  08837
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Address of principal executive offices                            (Zip Code)



                                (732) 205-0600
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                    Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.     Other Events
            ------------
                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  20,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Credit Suisse First Boston Corporation, which which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               --------------------------------
(99)                                            Computational Materials
                                                prepared by Credit Suisse
                                                First Boston Corporation, in
                                                connection with Chase
                                                Mortgage Finance Corporation,
                                                Multi-Class Mortgage
                                                Pass-Through Certificates,
                                                Series 1999-S5

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHASE MORTGAGE FINANCE CORPORATION


April 21, 1999

                                            By:    /s/ Eileen Lindblom
                                                --------------------------------
                                                Name:    Eileen Lindblom
                                                Title:   Vice President

                              INDEX TO EXHIBITS



                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -------------------------           --------------------

  (99)                  Computational Materials                   [P]
                        prepared by Credit Suisse First Boston
                        Corporation, in connection with Chase
                        Mortgage Finance Corporation,
                        Multi-Class Mortgage Pass-Through
                        Certificates, Series 1999-S5